Intangible Assets	12 Months Ended
Dec. 31, 2021
Disclosure Of Intangible Assets And Goodwill [Abstract]
Intangible Assets
14. Intangible Assets
Goodwill
The movements in 2021 and 2020 were as follows:

£m
Cost
1 January 2020	10,888.6
Additions[1]	37.3
Disposals	(24.6)
Exchange adjustments	(94.0)
31 December 2020	10,807.3
Additions[1]	335.8
Disposals	(5.4)
Exchange adjustments	(146.7)
31 December 2021	10,991.0
Accumulated impairment losses and write-downs
1 January 2020	778.0
Impairment losses for the year	2,822.9
Exchange adjustments	(182.4)
31 December 2020	3,418.5
Impairment losses for the year	1.8
Exchange adjustments	(41.6)
31 December 2021	3,378.7
Net book value
31 December 2021	7,612.3
31 December 2020	7,388.8
1 January 2020	10,110.6
Note
[1]Additions represent goodwill arising on the acquisition of subsidiary undertakings including the effect of any revisions to fair value adjustments that had been determined provisionally at the immediately preceding balance sheet date, as permitted by IFRS 3 Business Combinations. The effect of such revisions was not material in either year presented.
Other intangible assets
The movements in 2021 and 2020 were as follows:

	Brands with an indefinite useful life	Acquired intangibles	Other	Total
	£m	£m	£m	£m
Cost
1 January 2020	1,091.4	1,602.9	312.3	3,006.6
Additions	—	—	54.3	54.3
Disposals	—	(21.5)	(74.8)	(96.3)
New acquisitions	—	4.8	0.2	5.0
Other movements[1]	—	5.7	13.1	18.8
Exchange adjustments	(19.5)	(22.2)	(4.8)	(46.5)
31 December 2020	1,071.9	1,569.7	300.3	2,941.9
Additions	—	—	29.9	29.9
Disposals	—	(7.3)	(44.6)	(51.9)
New acquisitions	—	97.7	—	97.7
Other movements[1]	—	—	3.9	3.9
Exchange adjustments	(4.6)	(15.7)	(1.4)	(21.7)
31 December 2021	1,067.3	1,644.4	288.1	2,999.8
Amortisation and impairment
1 January 2020	13.2	1,279.3	245.3	1,537.8
Charge for the year	—	88.5	35.2	123.7
Disposals	—	(17.4)	(72.0)	(89.4)
Other movements	—	5.7	5.4	11.1
Exchange adjustments	(0.4)	(26.9)	(3.3)	(30.6)
31 December 2020	12.8	1,329.2	210.6	1,552.6
Charge for the year	43.8	53.5	19.9	117.2
Impairment charges included within restructuring costs	—	—	10.1	10.1
Disposals	—	(3.5)	(24.5)	(28.0)
Other movements	—	—	(1.5)	(1.5)
Exchange adjustments	0.2	(8.2)	(2.1)	(10.1)
31 December 2021	56.8	1,371.0	212.5	1,640.3
Net book value
31 December 2021	1,010.5	273.4	75.6	1,359.5
31 December 2020	1,059.1	240.5	89.7	1,389.3
1 January 2020	1,078.2	323.6	67.0	1,468.8
Note
[1]Other movements in acquired intangibles include revisions to fair value adjustments arising on the acquisition of subsidiary undertakings that had been determined provisionally at the immediately preceding balance sheet date, as permitted by IFRS 3 Business Combinations.
Cash-generating units (CGUs) with significant goodwill and brands with an indefinite useful life as at 31 December are:

	Goodwill		Brands with an indefinite useful life
	2021	2020	2021	2020
	£m	£m	£m	£m
GroupM	2,982.5	2,953.7	—	—
Wunderman Thompson	997.3	949.4	405.1	403.9
VMLY&R	675.6	411.9	189.8	193.4
Ogilvy	784.4	782.0	205.0	206.5
Burson Cohn & Wolfe	585.7	591.1	128.4	128.8
AKQA Group	570.2	585.2	—	—
Finsbury Glover Hering + Sard Verbinnen & Co	393.2	220.7	—	—
Other	623.4	894.8	82.2	126.5
	7,612.3	7,388.8	1,010.5	1,059.1
Other goodwill represents goodwill on a large number of CGUs, none of which is individually significant in comparison to the total carrying value of goodwill. Separately identifiable brands with an indefinite useful life are carried at historical cost in accordance with the Group’s accounting policy for intangible assets. The carrying values of the other brands with an indefinite useful life are not individually significant in comparison with the total carrying value of brands with an indefinite useful life.
Acquired intangible assets at net book value at 31 December 2021 include brand names of £137.4 million (2020: £172.8 million), customer-related intangibles of £110.4 million (2020: £67.1 million), and other assets (including proprietary tools) of £25.6 million (2020: £0.6 million).
The total amortisation and impairment of acquired intangible assets of £97.8 million (2020: £89.1 million) includes an impairment charge in the year of £47.9 million (2020: £21.6 million) in regards to certain brand names that are no longer in use, including £43.8 million for brands with an indefinite useful life. £45.1 million of the impairment charge relates to the Global Integrated Agencies segment, and £2.8 million relates to the Specialist Agencies segment. In addition, the total amortisation and impairment of acquired intangible assets includes £0.5 million (2020: £0.6 million) in relation to associates.
In accordance with the Group’s accounting policy, the carrying values of goodwill and intangible assets with indefinite useful lives are reviewed for impairment annually or more frequently if events or changes in circumstances indicate that the asset might be impaired. The impairment review is undertaken annually on 30 September. A goodwill impairment charge of £1.8 million relating to Specialist Agencies was recognised during the year due to a number of under-performing businesses in the Group. In certain markets, the impact of local economic conditions and trading circumstances on these businesses was sufficiently severe to indicate impairment to the carrying value of goodwill.
Under IFRS, an impairment charge is required for both goodwill and other indefinite-lived assets when the carrying amount exceeds the “recoverable amount”, defined as the higher of fair value less costs to sell and value in use. The review assessed whether the carrying value of goodwill and intangible assets with indefinite useful lives was supported by the value in use determined as the net present value of future cash flows.
Due to the significant number of CGUs, the impairment test was performed in two steps. In the first step, the recoverable amount was calculated for each CGU using the latest available forecasts for 2021 and/or 2022, nil growth rate thereafter (2020: nil) and a conservative pre-tax discount rate of 13.5% (2020: 13.5%). The pre-tax discount rate of 13.5% was above the rate calculated for the global networks of 12.5% (2020: 12.5%). For smaller CGUs that operate primarily in a particular region subject to higher risk, the higher of 13.5% or 100 basis points above the regional discount rate was used in the first step.
The recoverable amount was then compared to the carrying amount, which includes goodwill, intangible assets and other assets. CGUs where the recoverable amount exceeded the carrying amount were not considered to be impaired. Those CGUs where the recoverable amount did not exceed the carrying amount were then further reviewed in the second step.
In the second step, these CGUs were retested for impairment using more refined assumptions. This included using a CGU specific pre-tax discount rate and management forecasts for a projection period of up to five years, followed by an assumed long-term growth rate of 2.0% (2020: 2.0%). If the recoverable amount using the more specific assumptions did not exceed the carrying value of a CGU, an impairment charge was recorded.
The long-term growth rate is derived from management’s best estimate of the likely long-term trading performance with reference to external industry reports and other relevant market trends. As at 31 December 2021, we have assessed long-term industry trends based on recent historical data including the long-term impact of Covid-19 and assumed a long-term growth rate of 2.0% (2020: 2.0%). Management have made the judgement that the long-term growth rate does not exceed the long-term average growth rate for the industry.
The discount rate uses the capital asset pricing model (CAPM) to derive the cost of equity along with an estimated cost of debt that is weighted by an appropriate capital structure to derive an indication of a weighted average cost of capital. The cost of equity is calculated based on long-term government bond yield, an estimate of the required premium for investment in equity relative to government securities and further considers the volatility associated with peer public companies relative to the market. The cost of debt reflects an estimated market yield for long-term debt financing after taking into account the credit profile of public peer companies in the industry. The capital structure used to weight the cost of equity and cost of debt has been derived from the observed capital structure of public peer companies.
The pre-tax discount rate applied to the cash flow projections for the CGUs that operate globally was 12.5%. We developed a global discount rate that takes into account the diverse nature of the operations, as these CGUs operate with a diverse range of clients in a range of industries throughout the world, hence are subject to similar levels of market risks. The pre-tax discount rates applied to the CGUs that have more regional specific operations ranged from 11.3% to 18.4%.
Our approach in determining the recoverable amount utilises a discounted cash flow methodology, which necessarily involves making numerous estimates and assumptions regarding revenue less pass-through costs growth, operating margins, appropriate discount rates and working capital requirements. The key assumptions used for estimating cash flow projections in the Group’s impairment testing are those relating to revenue less pass-through costs growth and operating margins. The key assumptions take account of the business’s expectations for the projection period. These expectations consider the macroeconomic environment, industry and market conditions, the CGU’s historical performance and any other circumstances particular to the unit, such as business strategy and client mix.
These estimates will likely differ from future actual results of operations and cash flows, and it is possible that these differences could be material. In addition, judgements are applied in determining the level of CGU identified for impairment testing and the criteria used to determine which assets should be aggregated. A difference in testing levels could affect whether an impairment is recorded and the extent of impairment loss. Changes in our business activities or structure may also result in additional changes to the level of testing in future periods. Further, future events could cause the Group to conclude that impairment indicators exist and that the asset values associated with a given operation have become impaired.
As part of the overall effort to simplify operations and provide clients with integrated offerings, certain operations have been realigned between the various networks. These realignments have been reflected in the CGUs being tested. This includes the combination of AKQA and Grey, bringing Geometry and GTB into VMLY&R, and moving International Healthcare into VMLY&R and Ogilvy.
Historically our impairment losses have resulted from a specific event, condition or circumstance in one or more of our companies, such as the impact of Covid-19 or the loss of a significant client. As a result, changes in the assumptions used in our impairment model have generally not had a significant effect on the impairment charges recognised. Given the significant recoveries achieved by CGUs in 2021, a reasonably possible change in assumptions would not lead to a significant impairment. The carrying value of goodwill and other intangible assets will continue to be reviewed at least annually for impairment and adjusted down to the recoverable amount if required.
Impairments in 2020
In 2020, £2,822.9 million of impairment charges were incurred. The impairments related to historical acquisitions whose carrying values were reassessed in light of the impact of Covid-19. The impairments were driven by a combination of higher discount rates used to value future cash flows, a lower profit base in 2020 and lower industry growth rates. By operating sector, £2,355.1 million of the impairment charge related to Global Integrated Agencies, £161.5 million related to Public Relations and £306.3 million related to Specialist Agencies. This reflects the changes to segments described in Note 2 - Segment Information.
As noted above, the impairment review is undertaken annually on 30 September. Given the Covid-19 pandemic, impairment indicators such as a decline in revenue less pass-through costs forecasts, and downturns in the global economy and the advertising industry were identified in the first half of 2020. As such, the Group also performed an impairment test over goodwill and intangible assets with indefinite useful lives as at 30 June 2020. Given the continued impact of Covid-19, an additional impairment test was performed as of 31 December 2020.
In developing the cash flows for the 2020 impairment tests, we considered the impact of the Covid-19 pandemic to our businesses and adjusted projected revenue less pass-through costs and operating margins in 2020 and/or 2021 accordingly. For the remaining years in the projection period, we assessed when the cash flows would recover to 2019 levels as representative of pre-Covid-19 revenue less pass-through costs and operating margins. For many of our CGUs, recovery to 2019 levels by 2023 was estimated with some CGUs using alternative recovery profiles as considered appropriate.
The pre-tax discount rate applied to the cash flow projections for the CGUs that operate globally was 12.5%. The pre-tax discount rates applied to the CGUs that have more regional specific operations ranged from 10.8% to 18.6% for the 30 June 2020 test, 11.3% to 14.4% for the 30 September 2020 test, and 11.2% to 13.6% for the 31 December 2020 test.
As part of the overall effort to simplify operations and become more client-centric, certain operations were realigned between the various networks. These realignments were reflected in the CGUs being tested. The most significant of these for the 30 June 2020 test included the treatment of Landor and Fitch as a single CGU given the collaboration of the two brands from both a management and client perspective; the shift of certain European operations into VMLY&R; and the transfer of certain Asian operations from VMLY&R to Ogilvy in order to improve the operational synergies and offer in the respective regions.
Subsequent realignments to improve the operational synergies and regional offers were reflected in the September and December tests including the shift of certain Latin American and European operations between Wunderman Thompson, VMLY&R and GroupM; and the transfer of certain Asian operations to VMLY&R that previously operated independently from a network.
The transfers of carrying value between CGUs were determined on a relative value basis. These realignments did not have a significant impact on the impairment figures recognised. The CGUs with significant impairments of goodwill as at 31 December 2020 are set out in the below table with the recoverable amount determined as of the December 2020 test.

	Operating Sector	Recoverable amount 2020 £m	Goodwill impairment charge 2020 £m
Wunderman Thompson	Global Integrated Agencies	1,956.8	1,207.5
VMLY&R	Global Integrated Agencies	1,075.7	516.9
Burson Cohn & Wolfe	Public Relations	790.2	144.8
Geometry Global	Global Integrated Agencies[1]	164.4	305.8
Landor & Fitch	Specialist Agencies	177.6	185.4
Other		1,409.5	462.5
		5,574.2	2,822.9
Note
[1] Prior year figures have been re-presented to reflect the changes to segments described in Note 2 - Segment Information.